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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


Date of report (Date of earliest event reported):             September 25, 2003




                          EDUCATION LOANS INCORPORATED

                          ----------------------------
             (Exact name of registrant as specified in its charter)


           Delaware                       333-85963              91-1819974
(State or other jurisdiction of          (Commission          (I.R.S. Employer
incorporation or organization)           File Number)        Identification No.)


    105 First Avenue Southwest, Aberdeen, South Dakota               57401
         (Address of principal executive offices)                 (Zip Code)


     Registrant's telephone number, including area code:   (605) 622-4400


                                 Not Applicable
          (Former name or former address, if changed since last report)

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Item 1.     Changes in Control of Registrant.

            Not Applicable.


Item 2.     Acquisition or Disposition of Assets.

            Not Applicable.


Item 3.     Bankruptcy or Receivership.

            Not Applicable.


Item 4.     Changes in Registrant's Certifying Accountant.

            Not Applicable.


Item 5.     Other Events.

            Pursuant to the Servicing and Administration Agreement, dated as of December 1, 1999 (the "Agreement"), among Education Loans Incorporated, as Issuer (the "Issuer"), Student Loan Finance Corporation, as Servicer and Administrator (the "Servicer"), and U.S. Bank National Association, as Trustee (the "Trustee"), the Servicer delivered to the Trustee the statement required by Section
            5.23 of the Indenture and Section 21 of the Agreement, which statement is being filed as Exhibit 99.1 to this Form 8-K, and based thereon the Trustee is required to make distributions to the holders of the Issuer's Student Loan Asset-Backed Notes, Series 1999-1, Series 2000-1, Series 2001-1, Series 2002-1 and Series 2003-1.

Item 6.     Resignation of Registrant's Directors.

            Not Applicable.

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Item 7.       Financial Statements and Exhibits.

      (c)     Exhibits

              The following exhibit is filed herewith. The exhibit number corresponds with Item 601(b) of Regulation S-K.


              Exhibit No.                                        Description

              99.1 Servicing Report, dated August 31, 2003, delivered to the Trustee.


Item 8.       Change in Fiscal Year.

              Not Applicable.


Item 9.       Sales of Equity Securities Pursuant to Regulation S.

              Not Applicable.


Signature

              Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereto duly authorized.

Date:  September 25, 2003

                           EDUCATION LOANS INCORPORATED


                           By      /s/ A. Norgrin Sanderson
                               ------------------------------------
                               A. Norgrin Sanderson
                               President

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                                  EXHIBIT INDEX

Exhibit       Description of Exhibit
-------       ----------------------

   99.1 Servicing Report, dated August 31, 2003, delivered to the Trustee.